UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-22046

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  JUNE 30, 2009

Semiannual Report to Stockholders

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. Ticker Symbol: DRP

Contents

4 Performance Summary

6 Portfolio Summary

8 Investment Portfolio

15 Financial Statements

19 Financial Highlights

20 Notes to Financial Statements

29 Other Information

30 Stockholder Meeting Results

31 Dividend Reinvestment and Cash Purchase Plan

34 Additional Information

35 Privacy Statement

Investments in funds involve risk. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk profile. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. In addition, investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest-rate movements. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2009

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Average Annual Returns as of 6/30/09
	6-Month‡	1-Year	Life of Fund*
Based on Net Asset Value(a)	11.20%	-33.66%	-28.44%
Based on Market Value(a)	13.59%	-44.56%	-38.69%
UBS Global Real Estate Investors (US Hedged) Index(b)	-5.28%	-37.93%	-31.18%
Lipper Closed-End Real Estate Funds Category(c)	-1.03%	-52.34%	-41.77%

Sources: UBS and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on June 27, 2007. Index comparison began on June 30, 2007.
a Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
b The UBS Global Real Estate Investors (US Hedged) Index is an unmanaged index that allows investors to track the performance of global real estate securities based by investor, asset type, and region. The index is calculated using closing market prices and translates into US dollars by S&P. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
c The Lipper Closed-End Real Estate Funds Category represents Funds that invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End Real Estate Funds Category. Category returns assume reinvestment of all distributions. It's not possible to invest directly into a Lipper category.
Net Asset Value and Market Price(a)
	As of 6/30/09	As of 12/31/08
Net Asset Value	$ 15.12	$ 14.63
Market Price	$ 11.60	$ 10.98

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 6/30/09: Income Dividends(a)	$ .72
Lipper Rankings — Closed-End Real Estate Funds Category as of 6/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	5	of	24	20

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

(a) Restated to reflect the effects of a 1 for 2 reverse stock split effective August 10, 2009 (see Note F in the Notes to Financial Statements).

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/09	12/31/08

Common Stocks	82%	80%
Preferred Stocks	10%	12%
Cash Equivalents	3%	2%
Government & Agency Obligations	2%	2%
Corporate Bonds	2%	1%
Closed End Investment Companies	1%	3%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks, Corporate Bonds and Rights)	6/30/09	12/31/08

Diversified	49%	44%
Shopping Centers	20%	22%
Office	19%	21%
Health Care	3%	3%
Apartments	2%	2%
Storage	2%	3%
Industrials	2%	2%
Hotels	2%	2%
Regional Malls	1%	1%
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks, Corporate Bonds and Rights)	6/30/09	12/31/08

Asia	33%	34%
North America	26%	26%
Europe	26%	24%
Australia	15%	16%
	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2009 (32.8% of Net Assets)	Country	Percent
1. Westfield Group Invests in, leases and manages shopping centers	Australia	5.2%
2. Unibail-Rodamco Investor and developer of real estate investments	France	5.0%
3. The Link REIT Owns and manages various shopping centers and parking spaces	Hong Kong	4.6%
4. Mitsubishi Estate Co., Ltd. Owner and developer of residential and office properties	Japan	4.0%
5. Sun Hung Kai Properties Ltd. Specializes in premium-quality residential and commercial projects for sale and investment	Hong Kong	3.7%
6. BioMed Realty Trust, Inc. Owns and provides real estate to the life sciences industry	United States	3.5%
7. Mitsui Fudosan Co., Ltd. Builds, sells, leases and manages real estate properties	Japan	1.9%
8. Land Securities Group PLC A property investment and management company that invests in real estate	United Kingdom	1.7%
9. Nippon Building Fund, Inc. Invests in real estate and securitized real estate products	Japan	1.6%
10. Corio NV A property investment company with a focus on retail in Europe	Netherlands	1.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 8. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio
as of June 30, 2009 (Unaudited)

(Ratios are shown as a percentage of Net Assets)

	Shares	Value ($)

Common Stocks 78.9%
Australia 13.4%
Abacus Property Group	1,143,785	339,350
Aspen Group	1,536,428	414,343
CFS Retail Property Trust	701,360	927,261
Charter Hall Group	699,222	291,199
Compass Hotel Group Ltd.*	612,742	20,493
Dexus Property Group	1,916,341	1,148,838
Goodman Group	621,746	182,354
GPT Group	1,751,646	683,692
ING Office Fund	1,466,391	539,206
ING Office Fund (Placement Shares)*	586,556	217,418
Macquarie CountryWide Trust	679,799	295,305
Macquarie Leisure Trust Group	352,799	401,336
Macquarie Leisure Trust Group*	57,236	65,261
Macquarie Office Trust	1,733,246	291,030
Mirvac Group	580,055	499,921
Stockland	401,127	1,028,542
Westfield Group	515,859	4,698,673
(Cost $13,283,314)		12,044,222
Belgium 0.5%
Befimmo SCA	3,000	227,712
Cofinimmo	2,000	233,339
(Cost $680,392)		461,051
Canada 1.9%
Allied Properties Real Estate Investment Trust	60,300	765,972
Extendicare Real Estate Investment Trust	171,150	919,647
(Cost $1,473,382)		1,685,619
France 6.2%
Fonciere des Regions	5,565	418,725
Klepierre (a)	27,341	705,236
Unibail-Rodamco	30,000	4,479,924
(Cost $5,687,348)		5,603,885
Hong Kong 11.9%
China Overseas Land & Investment Ltd.	624,000	1,435,123
Hongkong Land Holdings Ltd.	238,000	840,238
Kerry Properties Ltd.	213,000	952,357
Sun Hung Kai Properties Ltd.	265,000	3,308,698
The Link REIT	1,950,500	4,158,393
(Cost $9,775,404)		10,694,809
Japan 12.5%
AEON Mall Co., Ltd.	31,400	594,154
Japan Prime Realty Investment Corp.	80	172,906
Japan Real Estate Investment Corp.	153	1,269,843
Japan Retail Fund Investment Corp.	161	742,737
Kenedix Realty Investment Corp.	50	172,615
Mitsubishi Estate Co., Ltd.	218,400	3,618,003
Mitsui Fudosan Co., Ltd.	96,000	1,663,184
MORI TRUST Sogo Reit, Inc.	90	640,021
Nippon Building Fund, Inc.	173	1,480,584
Nomura Real Estate Office Fund, Inc.	147	933,644
(Cost $13,747,078)		11,287,691
Netherlands 2.3%
Corio NV	30,000	1,462,303
Wereldhave NV	8,250	614,839
(Cost $1,984,163)		2,077,142
New Zealand 0.3%
Kiwi Income Property Trust (Cost $237,644)	448,074	259,951
Singapore 5.7%
Ascendas India Trust	398,000	188,649
Ascendas Real Estate Investment Trust	1,113,000	1,218,372
CapitaCommercial Trust	400,000	224,876
CapitaLand Ltd.	551,500	1,400,691
CapitaMall Trust	1,122,610	1,080,844
Frasers Centrepoint Trust	1,200,000	713,877
Suntec Real Estate Investment Trust	559,000	330,148
(Cost $5,705,772)		5,157,457
Sweden 0.4%
Castellum AB (Cost $323,959)	49,261	314,132
United Kingdom 12.6%
Big Yellow Group PLC*	120,000	676,435
British Land Co. PLC	200,000	1,261,354
Capital & Regional PLC	375,000	201,269
Conygar Investment Co. PLC*	140,000	234,935
Derwent London PLC (a)	50,000	770,439
Equest Balkan Properties PLC*	412,500	106,887
Great Portland Estates PLC	253,176	918,350
Hammerson PLC	250,000	1,267,010
Hansteen Holdings PLC	300,000	389,912
Helical Bar PLC	100,000	541,932
Land Securities Group PLC	200,000	1,555,989
London & Stamford Property Ltd.	200,000	388,221
NR Nordic & Russia Properties Ltd.	2,500,000	561,539
Segro PLC	3,520,000	1,409,624
Shaftesbury PLC	55,630	276,575
Shaftesbury PLC (Entertainment Shares)	16,726	83,034
Unite Group PLC	300,000	672,686
(Cost $16,224,109)		11,316,191
United States 11.2%
AvalonBay Communities, Inc. (REIT)	7,050	394,377
BioMed Realty Trust, Inc. (REIT)	43,750	447,562
BRE Properties, Inc. (REIT)	13,700	325,512
Cogdell Spencer, Inc. (REIT)	47,100	202,059
DCT Industrial Trust, Inc. (REIT)	75,650	308,652
Digital Realty Trust, Inc. (REIT)	5,650	202,553
Duke Realty Corp. (REIT)	91,850	805,524
Equity Residential (REIT)	25,000	555,750
Essex Property Trust, Inc. (REIT)	3,150	196,025
Government Properties Income Trust (REIT)*	10,550	216,592
HCP, Inc. (REIT)	18,750	397,313
Hospitality Properties Trust (REIT)	49,250	585,582
HRPT Properties Trust (REIT)	155,300	630,518
Kilroy Realty Corp. (REIT)	29,700	610,038
Medical Properties Trust, Inc. (REIT)	78,700	477,709
ProLogis (REIT)	102,650	827,359
Public Storage (REIT)	10,250	671,170
Regency Centers Corp. (REIT)	16,400	572,524
Senior Housing Properties Trust (REIT)	40,575	662,184
Simon Property Group, Inc. (REIT)	7,703	396,165
Taubman Centers, Inc. (REIT)	8,050	216,223
Weingarten Realty Investors (REIT)	29,200	423,692
(Cost $11,668,866)		10,125,083
Total Common Stocks (Cost $80,791,431)		71,027,233

Closed-End Investment Companies 1.0%
Luxembourg 0.5%
ProLogis European Properties (Cost $586,885)	115,000	439,154
United Kingdom 0.5%
Kenmore European Industrial Fund Ltd. (Cost $674,426)	1,500,000	450,393
Total Closed-End Investment Companies (Cost $1,261,311)		889,547

Preferred Stocks 9.9%
United States
Apartment Investment & Management Co., Series U, 7.75% (REIT)	2,550	42,611
Apartment Investment & Management Co., Series Y, 7.875% (REIT)	2,650	45,368
Apartment Investment & Management Co., Series V, 8.0% (REIT)	13,400	234,500
Apartment Investment & Management Co., Series T, 8.0% (REIT)	8,050	140,875
BioMed Realty Trust, Inc., Series A, 7.375% (REIT)	152,500	2,656,550
Corporate Office Properties Trust, Series J, 7.625% (REIT) (a)	37,450	754,617
Digital Realty Trust, Inc., Series B, 7.875% (REIT)	17,350	361,747
Hospitality Properties Trust, Series C, 7.0% (REIT)	14,200	220,100
Kilroy Realty Corp., Series F, 7.5% (REIT)	16,600	304,610
LaSalle Hotel Properties, Series G, 7.25% (REIT)	36,550	572,007
PS Business Parks, Inc., Series P, 6.7% (REIT)	18,000	315,900
Regency Centers Corp., Series D, 7.25% (REIT)	26,000	495,560
SL Green Realty Corp., Series C, 7.625% (REIT)	29,650	489,225
Sunstone Hotel Investors, Inc., Series A, 8.0% (REIT)	1,100	16,555
Tanger Factory Outlet Centers, Inc., Series C, 7.5% (REIT)	55,100	1,097,592
Taubman Centers, Inc., Series H, 7.625% (REIT)	12,000	222,000
Taubman Centers, Inc., Series G, 8.0% (REIT)	18,150	347,573
Vornado Realty Trust, Series I, 6.625% (REIT)	14,150	261,351
Vornado Realty Trust, Series H, 6.75% (REIT)	14,800	272,764
Total Preferred Stocks (Cost $11,864,052)		8,851,505

Rights 0.0%
United Kingdom
Hansteen Holdings PLC, Expiration Date 7/7/2009*	300,000	0
		Principal Amount ($)(b)	Value ($)

Corporate Bonds 1.5%
Italy 1.3%
Immobiliare Grande Distribuzione, 2.5%, 6/28/2012 (Cost $1,159,053)	EUR	1,000,000	1,166,119
United Kingdom 0.2%
Liberty International PLC, Series LII, 3.95%, 9/30/2010 (Cost $168,811)	GBP	141,000	204,716
Total Corporate Bonds (Cost $1,327,864)			1,370,835

Government & Agency Obligation 2.4%
US Treasury Obligation
US Treasury Bill, 0.15%**, 9/17/2009 (c) (Cost $2,157,260)	2,158,000	2,157,150

	Shares	Value ($)

Securities Lending Collateral 0.9%
Daily Assets Fund Institutional, 0.48% (d) (e) (Cost $835,311)	835,311	835,311

Cash Equivalents 2.8%
Cash Management QP Trust, 0.27% (d) (Cost $2,523,095)	2,523,095	2,523,095
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $100,760,324)+	97.4	87,654,676
Other Assets and Liabilities, Net	2.6	2,382,533
Net Assets	100.0	90,037,209

Portfolio holdings in real estate entities outside the United States are generally organized as either corporations, trusts or partnerships subject to the tax laws of their country of domicile.

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $107,738,108. At June 30, 2009, net unrealized depreciation for all securities based on tax cost was $20,083,432. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,088,928 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $25,172,360.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2009 amounted to $787,575, which is 0.9% of net assets.
(b) Principal amount stated in US dollars unless otherwise noted.
(c) At June 30, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
REIT: Real Estate Investment Trust

At June 30, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	9/15/2009	32	2,656,552	2,676,720	20,168
10 Year US Treasury Note	9/21/2009	86	10,031,084	9,998,844	(32,240)
3 Year Australian Treasury Bond	9/15/2009	46	3,848,070	3,834,815	(13,255)
AEX Index	7/17/2009	7	513,092	499,737	(13,355)
ASX SPI 200 Index	9/17/2009	14	1,134,667	1,100,199	(34,467)
Federal Republic of Germany Euro-Schatz	9/8/2009	125	18,885,822	18,920,928	35,106
FTSE 100 Index	9/18/2009	35	2,495,891	2,428,808	(67,083)
FTSE MIB Index	9/18/2009	2	278,816	267,776	(11,040)
Hang Seng Index	7/30/2009	13	1,468,965	1,544,893	75,928
IBEX 35 Index	7/17/2009	1	133,151	136,314	3,163
S&P E-Mini 500 Index	9/18/2009	56	2,633,820	2,563,400	(70,420)
United Kingdom Long Gilt Bond	9/28/2009	27	5,221,750	5,245,159	23,409
Total net unrealized depreciation					(84,086)

At June 30, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	9/21/2009	5	516,683	521,257	(4,574)
10 Year Japanese Government Bond	9/10/2009	8	11,296,306	11,468,314	(172,008)
2 Year US Treasury Note	9/30/2009	48	10,404,741	10,378,501	26,240
CAC 40 Index	7/17/2009	5	225,333	219,967	5,366
DAX Index	9/18/2009	17	2,962,572	2,873,438	89,134
DJ Euro Stoxx 50 Index	9/18/2009	7	237,937	235,482	2,455
Federal Republic of Germany Euro-Bund	9/8/2009	35	5,832,922	5,944,994	(112,072)
NASDAQ E-Mini 100 Index	9/18/2009	36	1,069,380	1,062,900	6,480
Russell E-Mini 2000 Index	9/18/2009	36	1,880,280	1,825,920	54,360
S&P TSE 60 Index	9/17/2009	4	442,681	431,312	11,369
TOPIX Index	9/11/2009	17	1,627,031	1,631,443	(4,412)
Total net unrealized depreciation					(97,662)

At June 30, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	656,200	NZD	1,035,000	7/15/2009	10,976
USD	3,476,283	JPY	340,422,000	7/15/2009	58,082
EUR	3,001,000	USD	4,224,688	7/15/2009	14,677
NOK	2,250,000	USD	356,320	7/15/2009	6,552
SEK	12,233,000	USD	1,602,835	7/15/2009	17,223
Total unrealized appreciation					107,510
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	7,444,492	CHF	8,000,000	7/15/2009	(80,247)
USD	4,065,964	AUD	5,035,000	7/15/2009	(13,627)
USD	2,340,481	CAD	2,581,000	7/15/2009	(121,335)
GBP	1,120,000	USD	1,838,883	7/15/2009	(3,718)
Total unrealized depreciation					(218,927)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," as amended, establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stock and/or Other Equity Investments (f)
Australia	$ —	$ 12,044,222	$ —	$ 12,044,222
Belgium	—	461,051	—	461,051
Canada	1,685,619	—	—	1,685,619
France	—	5,603,885	—	5,603,885
Hong Kong	—	10,694,809	—	10,694,809
Japan	—	11,287,691	—	11,287,691
Luxembourg	—	439,154	—	439,154
Netherlands	—	2,077,142	—	2,077,142
New Zealand	—	259,951	—	259,951
Singapore	—	5,157,457	—	5,157,457
Sweden	—	314,132	—	314,132
United Kingdom	—	11,766,584	—	11,766,584
United States	18,976,588	—	—	18,976,588
Corporate Bonds
Italy	—	1,166,119	—	1,166,119
United Kingdom	—	204,716	—	204,716
Short-Term Investments (f)	835,311	4,680,245	—	5,515,556
Derivatives (g)	353,178	107,510	—	460,688
Total	$ 21,850,696	$ 66,264,668	$ —	$ 88,115,364
Liabilities
Derivatives (g)	$ (534,926)	$ (218,927)	$ —	$ (753,853)
Total	$ (534,926)	$ (218,927)	$ —	$ (753,853)
(f) See Investment Portfolio for additional detailed categorizations.
(g) Derivatives include unrealized appreciation and depreciation on open futures and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $97,401,918) — including $787,575 of securities loaned	$ 84,296,270
Investment in Daily Assets Fund Institutional (cost $835,311)*	835,311
Investment in Cash Management QP Trust (cost $2,523,095)	2,523,095
Total investments, at value (cost $100,760,324)	87,654,676
Foreign currency, at value (cost $861,297)	865,572
Deposit with broker on open futures contracts, at value (cost $305,360)	306,366
Receivable for investments sold	3,366,709
Interest receivable	5,754
Dividends receivable	576,679
Unrealized appreciation on forward foreign currency exchange contracts	107,510
Foreign taxes recoverable	46,909
Other assets	2,539
Total assets	92,932,714
Liabilities
Cash overdraft	170,837
Payable for investments purchased	1,311,079
Payable upon return of securities loaned	835,311
Payable for daily variation margin on open futures contracts	189,002
Unrealized depreciation on forward foreign currency exchange contracts	218,927
Accrued management fee	66,674
Other accrued expenses and payables	103,675
Total liabilities	2,895,505
Net assets at value	$ 90,037,209

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2009 (Unaudited) (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(3,387,558)
Net unrealized appreciation (depreciation) on: Investments	(13,105,648)
Futures	(181,748)
Foreign currency	(103,909)
Accumulated net realized gain (loss)	(95,970,008)
Paid-in capital	202,786,080
Net assets at value	$ 90,037,209
Net Asset Value
Net Asset Value per common share ($90,037,209 ÷ 5,955,698 shares of common stock outstanding, $.01 par value, 100,000,000 common shares authorized)(a)	$ 15.12
* Represents collateral on securities loaned.
(a) Shares and Net Asset Value have been restated to reflect the effects of a 1 for 2 reverse stock split effective August 10, 2009 (see Note F in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2009 (Unaudited)
Investment Income
Income:
Dividends (net of foreign taxes withheld of $232,341)	$ 2,808,924
Interest	116,748
Interest — Cash Management QP Trust	7,840
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	13,422
Total Income	2,946,934
Expenses: Management fee	353,988
Administration fee	39,332
Stock Exchange listing fees	13,132
Services to shareholders	10,373
Custodian fee	38,165
Audit and tax fees	36,504
Legal fees	8,345
Directors' fees and expenses	2,114
Reports to shareholders	41,698
Other	23,972
Total expenses	567,623
Net investment income	2,379,311
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(36,577,505)
Futures	148,654
Foreign currency	624,703
(35,804,148)
Change in net unrealized appreciation (depreciation) on: Investments	41,981,243
Futures	(196,229)
Foreign currency	(1,164,495)
40,620,519
Net gain (loss)	4,816,371
Net increase (decrease) in net assets resulting from operations	$ 7,195,682

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
Operations: Net investment income	$ 2,379,311	$ 6,315,772
Net realized gain (loss)	(35,804,148)	(67,106,242)
Change in net unrealized appreciation (depreciation)	40,620,519	(30,906,070)
Net increase (decrease) in net assets resulting from operations	7,195,682	(91,696,540)
Distributions to shareholders from: Net investment income	(4,288,103)	—
Return of capital	—	(17,223,879)
Total distributions to common shareholders	(4,288,103)	(17,223,879)
Increase (decrease) in net assets	2,907,579	(108,920,419)
Net assets at beginning of period	87,129,630	196,050,049
Net assets at end of period (including accumulated distributions in excess of net investment income of $3,387,558 and $1,478,766, respectively)	$ 90,037,209	$ 87,129,630
Other Information
Shares outstanding at beginning of period(a)	5,955,698	5,955,698
Shares outstanding at end of period(a)	5,955,698	5,955,698
(a) Restated to reflect the effects of a 1 for 2 reverse stock split effective August 10, 2009 (see Note F in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2009[a,f]	2008[f]	2007[b,f]
Selected Per Share Data
Net asset value, beginning of period	$ 14.63	$ 32.92	$ 38.20[c]
Income (loss) from investment operations: Net investment income[d]	.40	1.06	.58
Net realized and unrealized gain (loss)	.81	(16.45)	(4.44)
Total from investment operations	1.21	(15.39)	(3.86)
Less distributions from: Net investment income	(.72)	—	(1.34)
Return of capital	—	(2.90)	—
Total distributions to common shareholders	(.72)	(2.90)	(1.34)
Offering costs charged to paid-in capital	—	—	(.08)
Net asset value, end of period	$ 15.12	$ 14.63	$ 32.92
Market price, end of period	$ 11.60	$ 10.98	$ 28.26
Total Return
Based on net asset value (%)[e]	11.20**	(48.96)	(10.16)**
Based on market price (%)[e]	13.59**	(55.35)	(26.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	90	87	196
Ratio of expenses (%)	1.44*	1.37	1.20*
Ratio of net investment income (%)	3.00g**	4.25	3.11*
Portfolio turnover rate (%)	61**	70	24**
[a] For the six months ended June 30, 2009 (Unaudited).
[b] For the period from June 27, 2007 (commencement of operations) to December 31, 2007.
[c] Beginning per share amount reflects $20.00 initial public offering price net of sales load ($0.90 per share). Adjusted to reflect the effects of a 1 for 2 reverse stock split.
[d] Based on average shares outstanding during the period.
[e] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in the market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
[f] Per share data, including the proportionate impact to market price, have been restated to reflect the effects of a 1 for 2 reverse stock split effective August 10, 2009.
[g] The ratio for the six months ended June 30, 2009 has not been annualized, since the Fund believes it would not be appropriate because the Fund's dividends received may require year-end adjustments and reclassifications.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation. The Fund is authorized to issue 100,000,000 shares, all of which are currently classified as Common Stock.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and closed-end investment companies are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Securities Lending. In June 2009, the Fund commenced lending securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Derivatives. The Fund has adopted the provisions of Statement of Financial Accounting Standard No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities," effective at the beginning of the Fund's fiscal year. FAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments under FAS 133. The disclosure below is presented in accordance with FAS 161.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts on equity and fixed-income securities, including on financial indices, and security indices and on currency as part of its global tactical asset allocation overlay strategy.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2009 is included in a table following the Fund's Investment Portfolio. The volume indicated is generally indicative of the volume throughout the period.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also invest in forward currency contracts as part of its global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward foreign currency exchange contracts as of June 30, 2009 is included in a table following the Fund's Investment Portfolio. The volume indicated is generally indicative of the volume throughout the period.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2009 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total Value
Interest Rate Contracts (b)	$ —	$ 104,923	$ 104,923
Foreign Exchange Contracts (a)	107,510	—	107,510
Equity Contracts (b)	—	248,255	248,255
	$ 107,510	$ 353,178	$ 460,688

Each of the above contracts is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on forward foreign currency exchange contracts.
(b) Net unrealized appreciation (depreciation) on futures. Receivable for daily variation margin on open futures contracts reflects unsettled variation margin.
Liability Derivatives	Forward Contracts	Futures Contracts	Total Value
Interest Rate Contracts (b)	$ —	$ (334,149)	$ (334,149)
Foreign Exchange Contracts (a)	(218,927)	—	(218,927)
Equity Contracts (b)	—	(200,777)	(200,777)
	$ (218,927)	$ (534,926)	$ (753,853)

Each of the above contracts is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on forward foreign currency exchange contracts
(b) Net unrealized appreciation (depreciation) on futures. Payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six-months ended June 30, 2009 and the related location on the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total Value
Interest Rate Contracts (b)	$ —	$ 334,271	$ 334,271
Foreign Exchange Contracts (a)	581,049	—	581,049
Equity Contracts (b)	—	(185,617)	(185,617)
	$ 581,049	$ 148,654	$ 729,703

Each of the above contracts is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total Value
Interest Rate Contracts (b)	$ —	$ 182,675	$ 182,675
Foreign Exchange Contracts (a)	(1,141,681)	—	(1,141,681)
Equity Contracts (b)	—	(378,904)	(378,904)
	$ (1,141,681)	$ (196,229)	$ (1,337,910)

Each of the above contracts is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Change in net unrealized appreciation (depreciation) on futures

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes and where appropriate, deferred foreign taxes.

At December 31, 2008, the Fund had a net tax of basis capital loss carryforward of approximately $31,777,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016, the expiration date, which ever occurs first.

From November 1, 2008 through December 31, 2008, the Fund incurred approximately $22,422,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2009.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior year remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income, investments in passive foreign investment companies, investments in futures contracts and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund has a policy to make a level distribution each month to shareholders. The Fund estimates that at times it will distribute more than its ordinary taxable income, therefore, a portion of the distributions may be a tax return of capital.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund recharacterizes distributions received from a United States Real Estate Investment Trust ("US REIT") investment based on information provided by the US REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a US REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from US REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital for tax reporting purposes. With respect to the distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, such amounts are included in dividend income without any recharacterization.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding rates. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended June 30, 2009, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $45,717,635 and $48,367,808, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Investment Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, subject at all times to the general supervision of the Fund's Board of Directors (the "Board").

Pursuant to the Investment Management Agreement, the Investment Manager has delegated the day-to-day management of the portion of the Fund's investment portfolio invested in real estate securities, direct investments in preferred stocks and bonds and related investment activities, including management of cash assets, to RREEF America, L.L.C. (the "Investment Advisor"), also an indirect, wholly owned subsidiary of Deutsche Bank AG and an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. Subject to the general supervision of the Board and the Investment Manager, the Investment Advisor is responsible for managing the real estate-related investment operations of the Fund and the composition of the Fund's holdings of securities and certain other investments. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The Investment Management Fee payable under the Investment Management Agreement is equal to an annual rate of 0.90% of the Fund's average daily total managed assets, computed and accrued daily and payable monthly. Total managed assets equal the total asset value of the common shares plus the liquidation preference of Preferred Shares, if any, plus the principal amount of any borrowings, minus liabilities (other than debt representing financial leverage).

Pursuant to investment subadvisory agreements between the Investment Advisor, RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited, indirect, wholly owned subsidiaries of Deutsche Bank AG (collectively, the "subadvisors"), these entities act as subadvisors to the Investment Advisor in relation to the Fund's investments. As subadvisors, under the supervision of the Board, DIMA and RREEF, the subadvisors manage the Fund's investments in specific foreign markets. The Investment Advisor pays each subadvisor for its services from the investment advisory fee it receives from the Investment Manager.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Investment Manager an annual fee ("Administration Fee") of 0.10% of the Fund's average daily total managed assets (calculated as described above under "Management Agreement"), computed and accrued daily and payable monthly. For the six months ended June 30, 2009, the Administration Fee was $39,332, of which $7,408 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Investment Manager and Investment Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2009, the amount charged to the Fund by DISC aggregated $7,580, of which $2,534 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $6,929, all of which is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Investment Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

E. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including US REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

F. Reverse Stock Split

On August 10, 2009, the Fund implemented a 1-for-2 reverse stock split. The net effect of the Fund's reverse stock split was to decrease the number of the Fund's outstanding common shares, increase the net asset value per common share by a proportionate amount, and potentially increase the market price per common share by a proportional amount. The Fund's reverse stock split is intended to increase the Fund's market price per common share and trading volume, thereby potentially reducing the per share transaction costs associated with buying and selling the Fund's shares. While the number of the Fund's outstanding common shares declined, neither the Fund's holdings nor the total value of shareholders' investments were affected. Immediately after the reverse stock split, each common shareholder held the same percentage of the Fund's outstanding common shares that he or she held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Common shares outstanding on the Statement of Assets and Liabilities, and per share data, including the proportionate impact to market price, in the Financial Highlights table have been restated to reflect the reverse stock split.

G. Review for Subsequent Events

In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165 "Subsequent Events," adopted by the Fund as of June 30, 2009, events and transactions from July 1, 2009 through August 20, 2009, the date the financial statements were available to be issued, have been evaluated by management for subsequent events. Apart from the previously disclosed reverse stock split (see Note F), management has determined that there were no other material events that would require disclosure in the Fund's financial statements through this date.

Other Information

Certifications

The Fund's chief executive officer has certified to the New York Stock Exchange that, as of August 12, 2009, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports on Form N-CSRs and N-Q contain certifications by the Fund's chief executive officer and chief financial officer that relate to the Fund's disclosure in such reports and that are required by the Rule 30a-2(a) under the Investment Company Act.

Bylaw Amendments

On March 11, 2009, the Fund's Board of Directors amended the Fund's bylaws. The amendments (the "Amendments") provided for, among other things (i) election of directors of the Fund by an affirmative vote of a majority of the shares of stock outstanding and entitled to vote in the election of directors; and (ii) additional requirements for advance notice with respect to shareholder proposals to nominate directors or conduct certain other business at meetings of the Fund's shareholders.

Notice of Possible Share Repurchases

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and on such terms as the Directors may determine.

Stockholder Meeting Results

The Annual Meeting of Stockholders of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (the "Fund") was held on July 13, 2009. The following matter was voted upon by the Stockholders of the Fund.

1. The election of the following Class II Board Members to hold office for a term of three years and until their respective successors have been duly elected and qualified:

	Number of Votes:
	For	Withheld
Richard J. Herring	9,690,470	983,641
William McClayton	9,703,734	970,377
Axel Schwarzer	9,712,076	962,035
Jean Gleason Stromberg	9,696,592	977,519

Dividend Reinvestment and Cash Purchase Plan

The Board of Directors of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for stockholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"). A Plan Agent (currently, Computershare Inc.) has been appointed by the Fund's Board of Directors to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund's Web site at www.dws-investments.com or by calling (800) 294-4366.

Whenever the Fund declares an income dividend or a capital gains distribution payable in shares of common stock or cash at the option of the stockholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund. If the market price per share of the Fund's common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares of common stock to be issued by the Fund and credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the common stock on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the common stock for the Participant's account. Should the Fund declare an income dividend or capital gains distribution payable only in cash, the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) shall be applied to the purchase on the open market of shares of common stock for the Participant's account. Each Participant, semiannually, also has the option of sending additional funds, in any amount from $100 to $3,000, for the purchase on the open market of shares of common stock for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common stock as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. Optional cash payments should be made in US dollars and be sent by first-class mail, postage prepaid, to DWS Investments Service Company (the "Transfer Agent") at the following address:

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
210 West 10th Street, Kansas City, MO 64105
(800) 294-4366

Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investment of voluntary cash payments and other open-market purchases may be made on any securities exchange where the shares of common stock are traded, in the OTC market or in negotiated transactions.

A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes.

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account.

The service fees for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each optional cash investment and a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than 10 days prior to any dividend or distribution record date; otherwise, such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund's common stock are listed, or any other regulatory authority and with certain other limited exceptions, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof.

If a Participant elects, by notice to the Plan Agent in writing in advance of such termination, to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to the Transfer Agent at P.O. Box 219066, Kansas City, Missouri 64105 or (800) 294-4366.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Ropes & Gray LLP One International Place Boston, MA 02110
Dividend Re-Investment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
NYSE Symbol	DRP
CUSIP Number	23339T209

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	0	$0	n/a	n/a
February 1 through February 28	0	$0	n/a	n/a
March 1 through March 31	0	$0	n/a	n/a
April 1 through April 30	0	$0	n/a	n/a
May 1 through May 31	0	$0	n/a	n/a
June 1 through June 30	0	$0	n/a	n/a

Total	0	$0	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 25, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 25, 2009